March 17, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-5 of Transamerica Occidental Life Insurance Company

File No. 33-71746, 811-08158, CIK 914836

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-5 of Transamerica Occidental Life Insurance Company, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: American Century Variable Portfolios, Inc.; Federated Insurance Series; INVESCO Variable Investment Funds, Inc.; Janus Aspen Series; ING VP Emerging Markets Fund, Inc. (formerly Pilgrim Emerging Markets Fund, Inc.); Schwab Annuity Portfolios; SteinRoe Variable Investment Trust and Strong Discovery Fund II, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	American Century Variable Portfolios, Inc. (CIK: 814680) filed February 28, 2003
•	Federated Insurance Series (CIK: 912577) filed February 26, 2003
•	INVESCO Variable Investment Funds, Inc. (CIK: 912744) filed March 3, 2003
•	Janus Aspen Series (CIK: 906185) filed February 21, 2003
•	ING VP Emerging Markets Funds, Inc. (CIK: 916764) filed March 4, 2003
•	Schwab Annuity Portfolios (CIK: 918266) filed February 26, 2003
•	SteinRoe Variable Investment Trust (CIK: 815425) filed March 4, 2003
•	Strong Discovery Fund II, Inc. (CIK: 883644) filed March 4, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed

Assistant General Counsel